Related Party Transactions	12 Months Ended
Dec. 31, 2019
Related Party Transactions [Abstract]
RELATED PARTY TRANSACTIONS

Note 19 — RELATED PARTY TRANSACTIONS

The table below sets forth major related parties of The Group and their relationships with the Group:

Entity or individual name	Relationship with the Group
Shanghai NiSun Enterprise Management Group Co., Ltd ("NiSun Shanghai")	an entity under common control
Mr. Bodang Liu	the ultimate controlling shareholder of the Group
Mr. Anyuan Sun	Chief executive officer of the Group

(a) The Group entered into the following related party transactions:

Starting on July 12, 2019, the Group rented an office from NiSun Shanghai and incurred $63,749 of rent expense for the year ended December 31, 2019. The annual rent from NiSun Shanghai is approximately $113,200.

(b) The Group had the following significant related party balances:

As of December 31, 2019, the Group had a due to related party balance of $7,345,399 due to Mr. Bodang Liu, the ultimate controlling shareholder of the Group, of which, $7 million was related to the purchase price payable for acquisition of NiSun BVI (Note 3). The due to related party balance is non-interest bearing and due on demand. There was no balance due to Mr. Liu as of December 31, 2018.

As of December 31, 2019, the Group had a due to related party balance of $414,044 due to Mr. Anyuan Sun, the chief executive officer of the Group. The due to related party balance is non-interest bearing and due on demand. There was no balance due to Mr. Sun as of December 31, 2018.